                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Robert A.  MacFarlane,  Chief Executive  Officer of Homes For
America  Holdings,  Inc.,  a Nevada  corporation  (the  "Company"),  does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-QSB for the quarter ended June 30, 2002 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                        s/s Robert A. MacFarlane
                                        ------------------------
                                        Robert A. MacFarlane
                                        Chief Executive Officer
                                        August 14, 2002